Other Income (Expenses), Net	12 Months Ended
Dec. 31, 2024
Nonoperating Income (Expense) [Abstract]
Other Income, Net	OTHER INCOME (EXPENSES), NET

	Year ended December 31, 2024	Year ended December 31, 2023	Year ended December 31, 2022
Pension non-service cost	$20,906	$(6,596)	$(4,555)
Revaluation of investments (1)	(19,536)	(2,963)	(10,175)
Gain (loss) on sale of investments	2,043	—	(10,619)
Insurance compensation	—	5,200	—
Other	405	(428)	1,787
	$3,818	$(4,787)	$(23,562)

(1)    During 2024, 2023 and 2022, the Company recognized gains and losses as a result of revaluation of its investments accounted for under the fair value method (see Note 6C).